UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 9, 2007
Masco Corporation
(Exact name of registrant as specified in charter)

Delaware	1-5794	38-1794485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21001 Van Born Road, Taylor, Michigan, 48180
(Address of principal executive offices)
Registrant’s telephone number, including area code: (313) 274-7400

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Underwriting Agreement dated as of March 9, 2007
Opinion of John R. Leekley

Item 8.01 Other Events.
     The Underwriting Agreement and the opinion of John R. Leekley are filed herewith and each is incorporated by reference into the Company’s Registration Statement on Form S-3 (No. 333-140970).
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

99.1	Underwriting Agreement dated as of March 9, 2007

99.2	Opinion of John R. Leekley

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASCO CORPORATION

Date: March 9, 2007	By:		/s/ Timothy Wadhams

		Name:	Timothy Wadhams
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description
99.1	Underwriting Agreement dated as of March 9, 2007

99.2	Opinion of John R. Leekley